EXHIBIT 10.5

TERRA MINING CORPORATION

RESCISSION AGREEMENT

THIS RESCISSION AGREEMENT (this “Agreement”) is made and entered into effective as of February 18, 2011, by and among the below signed convertible debt holders (each a “Debenture Holder” and collectively, the "Debenture Holders"), and Terra Mining Corporation, a British Columbia corporation (the "Company").

WHEREAS, the Debenture Holders, in the aggregate, are the holders of convertible subordinated debentures issued by the Company during September and October, 2010, pursuant to subscription agreements executed by each Debenture Holder, with a total face amount of USD $630,000 (collectively, the “Convertible Debentures”); and

WHEREAS, the Company desires to rescind the Convertible Debentures and the Debenture Holders are willing to have the Convertible Debentures rescinded, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, the parties hereby agree as follows.

1.           Rescission.  The Convertible Debentures shall be rescinded effective on February 18, 2011 (the “Effective Date”).

2.           Refund of Investments.  On the Effective Date, the full amount invested by each Debenture Holder, plus all accrued and unpaid interest thereon in accordance with the terms of the Convertible Debentures, shall be returned to each Debenture Holder by the Company.

3.           Convertible Debentures Cancelled.  On the Effective Date, the Convertible Debentures shall be automatically cancelled.  Each Debenture Holder hereby agrees to return and deliver to the Company the original Convertible Debenture issued to such Debenture Holder.  Each Debenture Holder acknowledges and agrees that the Convertible Debentures will be cancelled notwithstanding such Debenture Holder’s failure to deliver the original Convertible Debenture to the Company, and that after the Effective Date the Convertible Debenture will no longer constitute a debt of the Company and the Company will have no further obligation to the Debenture Holder thereunder other than repayment of the principal amount of the Convertible Debenture plus all accrued and unpaid interest thereon.

4.           Representation of Debenture Holders.  Each Debenture Holder represents and warrants to the Company that he/she/it is the sole and lawful holder of a Convertible Debenture in the face amount listed opposite its signature, and that he/she/it has not sold, transferred, pledged or otherwise encumbered in any way such Convertible Debenture or any portion thereof.

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5.           General Release. The undersigned and each of his/her/its heirs, legal representatives, assigns, officers, directors, stockholders and affiliates (collectively the “Releasors”) releases and discharges any and all claims or demands, of any type or description, whether known or unknown, that have been asserted or could have been asserted against the Company and each of their respective officers, directors, agents, stockholders, employees, and affiliates, as of the date below, and all of respective past, present or future directors, officers, shareholders, agents, trustees, administrators, attorneys, employees and assigns (whether acting as agents for any of them or in their individual capacities) (collectively, the “Releasees”), from any and all claims, demands, causes of action, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, federal, state, local, or otherwise), whether known or unknown, by reason of any act, omission, transaction or occurrence which Releasors ever had, now have or hereafter can, shall or may have against Releasees up to and including the Execution Date.

Without limiting the generality of the foregoing, Releasors hereby release and discharge Releasees shall or may have against Releasees for, upon or by reason of any act, omission, transaction or occurrence up to and including Execution date.

This General Release may not be changed orally.

The undersigned individually and on behalf of the Releasors represents and warrants that he has had the opportunity to consult with an attorney before signing this General Release and that the undersigned has had the opportunity to consider the terms of this General Release.  The undersigned further represents and warrants that the undersigned has read this General Release in its entirety, fully understands all of its terms, and voluntarily assents to all terms and conditions contained herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.  The undersigned acknowledge and agree that this Agreement may be signed in counterparts and each counterpart is fully binding upon the Debenture Holder whose signature(s) appear(s) on that counterpart when delivered to the Company.  The parties also agree that facsimile and/or “pdf” copies bearing the Debenture Holder’s signature may be relied upon by the Company as an original of the Agreement.

Company: TERRA MINING CORPORATION

/s/ Greg Schifrin

By: Greg Schifrin
Its: President

Debenture Holders:

Hansen Capital LP                                                                Face Amount of Convertible Debenture:
By:_________________________________              $150,000
Its:_________________________________

C. Barney Investments, Ltd                                                 Face Amount of Convertible Debenture:
By:_________________________________              $100,000
Its:_________________________________

Rachel Pulis                                                                           Face Amount of Convertible Debenture:
By:_________________________________              $100,000
Its:_________________________________

Yenbar Investing Club                                                         Face Amount of Convertible Debenture:
By:_________________________________              $50,000
Its:_________________________________

Jerry Barney                                                                          Face Amount of Convertible Debenture:
By:_________________________________              $25,000
Its:_________________________________

360 Holding LC                                                                     Face Amount of Convertible Debenture:
By:_________________________________              $200,000
Its:_________________________________

Justin Barney                                                                        Face Amount of Convertible Debenture:
By:_________________________________              $5,000
Its:_________________________________

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